UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 18, 2014
Date of Report (Date of earliest event reported)

TAPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Eastlake Avenue East, Suite 100, Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 504-7278
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                   Unregistered Sale of Equity Securities

The information provided in Item 8.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The information set forth below under Item 8.01 is hereby incorporated by reference into this Item 5.07.

Item 8.01	Other Events

Press Release Discussing Data from Phase I Clinical Trial

On March 3, 2014, we released a press release reporting that analysis of the interim data from the first set of patients in a Phase I clinical trial show that each of the patients have raised specific T-cell immune responses against a set of naturally processed HER2/neu Class II antigenic epitopes.  A copy of that press release is included as an exhibit to this current report on Form 8-K.

Corporate Actions

In our Information Statement filed on a Definitive Schedule 14-C with the U.S. Securities and Exchange Commission on January 28, 2014 and subsequently mailed to the non-objecting beneficial owners of our stock, we noticed our stockholders of certain actions that had been approved by our directors and a majority of our stockholders.  These actions were approved by our directors, and were approved by holders of our capital stock, representing approximately 65% of all of the votes of our outstanding capital stock in a written consent in lieu of an Annual Meeting (the “Written Consent”) on January 10, 2014.  The approved corporate actions were to:

●
enact a reverse stock split whereby every 100 shares of common stock held by a stockholder were to be exchanged for one share of our common stock with any fractional shares to be rounded up to the nearest whole share (the “Reverse Stock Split”) and

●
amend our Articles of Incorporation to increase our authorized share capital from 150,000,000 shares of common stock and 5,000,000 shares of preferred stock to 500,000,000 shares of common stock and 5,000,000 shares of preferred stock (“Amendment”).

We filed with the Nevada Secretary of State a Certificate of Change Pursuant to NRS 78.209 to enact the Reverse Stock Split on February 18, 2014.  As a result, the number of outstanding shares of our common stock was reduced on October 10, 2013 from 146,571,139 shares to approximately 1,465,711 shares. The respective relative voting rights and other rights that accompany the common stock were not altered by the Reverse Stock Split, the number of shareholders was not altered by the Reverse Stock Split and the common stock will continue to have a par value of $0.001 per share.

We filed with the Nevada Secretary of State a Certificate of Amendment to our Articles of Incorporation to enact the Amendment on February 20, 2014.  As a result, the number of shares of common stock that we are authorized to issue increased from 150,000,000 to 500,000,000.  The amendment neither affected the par value of our common stock, $0.001 per share, or the number of shares of preferred stock that we are authorized to issue, 5,000,000 shares.

Preferred Stock

Pursuant to our Articles of Incorporation, we are authorized to issue up to 5,000,000 shares of preferred stock. Our Board of Directors approved the creation of a class of up to 1,500,000 preferred stock, par value $0.001, called Series B Convertible Preferred Stock, and on February 18, 2014, we filed a Certificate of Designation for this class of stock with the Nevada Secretary of State.  Under the terms of the Certificate of Designation, the Series B Convertible Preferred Stock:

●	rank pari passu to the common stock with respect to rights on liquidation, winding up and dissolution;

●	have no dividend rights except as may be declared by the Board in its sole and absolute discretion;

●	shall have the right to cast one thousand (1,000) votes for each share held of record on all matters submitted to a vote of holders of the Corporation’s common stock; and

●
shall automatically convert into shares of common stock upon the occurrence of a reverse stock split of the Corporation’s common stock in which every 100 shares of the Corporation’s common stock outstanding at the time that this certificate of designation was filed with the Secretary of State of Nevada is exchanged for one share of the Corporation’s common stock, with each share of Series B Convertible Preferred Stock converting into seven shares of the Corporation’s common stock (such number to be after the 100:1 reverse stock split).

Debt conversions and stock issuances

We greatly reduced the debt outstanding on our balance sheet by converting debt into shares of our preferred stock, which in turn converted into shares of our common stock upon the occurrence of the Reverse Stock Split pursuant to applicable certificates of designation.  On January 7, 2014, we filed a certificate of designation to create up to 1,250,000 shares of Series A Convertible Preferred Stock.  Between January 7, 2014 and February 18, 2014, we converted debt totaling approximately $3,497,570 into 874,393 shares of Series A Convertible Preferred Stock.  Upon the occurrence of the Reverse Stock Split on February 18, 2014, the Series A Convertible Preferred Shares converted into approximately 4,371,964 shares of common stock.  Also on February 18, 2014, approximately $1,376,946 of outstanding debt converted into 1,376,946 shares of Series B Convertible Preferred Stock, which in turn converted into approximately 8,512,900 shares of common stock. As a result of these issuances, we have approximately 15,647,422 shares of our common stock currently issued and outstanding.  These transactions were not registered under the Act in reliance on the exemption from registration in Section 4(2) of the Act, as a transaction not involving any public offering. We issued a press release on February 25, 2014 discussing these and other matters, a copy of which is attached as an exhibit to this current report on Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	(d)Exhibits.

Exhibit	Exhibit Description
3.1	Certificate of Amendment to Articles of Incorporation, dated February 22, 2010 (incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K, dated February 26, 2010)
3.2	Certificate of Designation for Series B Convertible Preferred Stock, dated February 18, 2014
3.3 99.1 99.2	Certificate of Amendment to Articles of Incorporation, dated February 20, 2014 Press Release Dated March 3, 2014 Press Release Dated February 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
Date: March 3, 2014	By: /s/ Glynn Wilson Name: Glynn Wilson Title: Chairman and CEO